                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Municipal Income Opportunities Trust, Invesco, Invesco Municipal Premium Income Trust, Invesco Quality Municipal Income Trust, Invesco Quality Municipal Investment Trust, Invesco Quality Municipal Securities, Invesco Value Municipal Bond Trust, Invesco Value Municipal Income Trust, Invesco Value Municipal Securities, Invesco Value Municipal Trust, and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

        i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

        ii. The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

        iii. The Waiver will not apply to cash collateral for securities lending.

        For purposes of the paragraph above, the following terms shall have the following meanings:

        (a) "Affiliated Money Market Fund"--any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

        (b) "Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

        (c) "Uninvested Cash"--cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

   2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   The Boards of Trustees and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless the Trusts and Invesco have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

       AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
       AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
       AIM FUNDS GROUP (INVESCO FUNDS GROUP)
       AIM GROWTH SERIES (INVESCO GROWTH SERIES)
       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
       AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
       AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)
       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
       INVESCO MUNICIPAL PREMIUM INCOME TRUST
       INVESCO QUALITY MUNICIPAL INCOME TRUST
       INVESCO QUALITY MUNICIPAL INVESTMENT TRUST
       INVESCO QUALITY MUNICIPAL SECURITIES
       INVESCO VALUE MUNICIPAL BOND TRUST
       INVESCO VALUE MUNICIPAL INCOME TRUST
       INVESCO VALUE MUNICIPAL SECURITIES
       INVESCO VALUE MUNICIPAL TRUST
       SHORT-TERM INVESTMENTS TRUST
       on behalf of the Funds listed in the Exhibit to this Memorandum of Agreement


       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President

       INVESCO ADVISERS, INC.

       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President

                         EXHIBIT A TO ADVISORY FEE MOA

       AIM EQUITY FUNDS
        (INVESCO EQUITY                                                                                   EXPIRATION
            FUNDS)                                  WAIVER DESCRIPTION                     EFFECTIVE DATE    DATE
-------------------------------  --------------------------------------------------------- -------------- ----------
Invesco Constellation Fund       Invesco will waive advisory fees to the extent necessary    3/27/2006    12/31/2012
                                 so that advisory fees Invesco receives do not exceed the
                                 annualized rates listed below.
                                 0.695% of the first $250M
                                 0.615% of the next $4B
                                 0.595% of the next $750M
                                 0.57% of the next $2.5B
                                 0.545% of the next $2.5B
                                 0.52% of the excess over $10B

        AIM TREASURER'S
         SERIES TRUST
     (INVESCO TREASURER'S                                                                                EXPIRATION
         SERIES TRUST)                             WAIVER DESCRIPTION                     EFFECTIVE DATE    DATE
-------------------------------  -------------------------------------------------------- -------------- ----------
Premier Portfolio                Invesco will waive advisory fees in the amount of 0.07%     2/1/2011    12/31/2012
                                 of the Fund's average daily net assets

Premier U.S. Government Money    Invesco will waive advisory fees in the amount of 0.07%     2/1/2011    12/31/2012
Portfolio                        of the Fund's average daily net assets

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                         EFFECTIVE DATE   COMMITTED UNTIL
---------                                        ----------------- ---------------
Invesco American Franchise Fund                  February 12, 2010  June 30, 2013
Invesco California Tax-Free Income Fund          February 12, 2010  June 30, 2013
Invesco Core Plus Bond Fund                        June 2, 2009     June 30, 2013
Invesco Equally-Weighted S&P 500 Fund            February 12, 2010  June 30, 2013
Invesco Equity and Income Fund                   February 12, 2010  June 30, 2013
Invesco Floating Rate Fund                         July 1, 2007     June 30, 2013
Invesco Global Real Estate Income Fund             July 1, 2007     June 30, 2013
Invesco Growth and Income Fund                   February 12, 2010  June 30, 2013
Invesco Pennsylvania Tax Free Income Fund        February 12, 2010  June 30, 2013
Invesco S&P 500 Index Fund                       February 12, 2010  June 30, 2013
Invesco Small Cap Growth Fund                    February 12, 2010  June 30, 2013
Invesco U.S. Quantitative Core Fund                July 1, 2007     June 30, 2013

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                          EFFECTIVE DATE COMMITTED UNTIL
---------                                          -------------- ---------------
Invesco Charter Fund                               July 1, 2007    June 30, 2013
Invesco Constellation Fund                         July 1, 2007    June 30, 2013
Invesco Disciplined Equity Fund                    July 14, 2009   June 30, 2013
Invesco Diversified Dividend Fund                  July 1, 2007    June 30, 2013
Invesco Summit Fund                                July 1, 2007    June 30, 2013

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                               EFFECTIVE DATE COMMITTED UNTIL
----                                               -------------- ---------------
Invesco European Small Company Fund                 July 1, 2007   June 30, 2013
Invesco Global Core Equity Fund                     July 1, 2007   June 30, 2013
Invesco International Small Company Fund            July 1, 2007   June 30, 2013
Invesco Small Cap Equity Fund                       July 1, 2007   June 30, 2013

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                              EFFECTIVE DATE   COMMITTED UNTIL
----                                             ----------------- ---------------
Invesco Convertible Securities Fund              February 12, 2010  June 30, 2013
Invesco Global Quantitative Core Fund              July 1, 2007     June 30, 2013
Invesco Leaders Fund                             February 12, 2010  June 30, 2013
Invesco Mid Cap Core Equity Fund                   July 1, 2007     June 30, 2013
Invesco Small Cap Growth Fund                      July 1, 2007     June 30, 2013
Invesco U.S. Mortgage Fund                       February 12, 2010  June 30, 2013

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                                   EFFECTIVE DATE COMMITTED UNTIL
----                                                   -------------- ---------------
Invesco Asia Pacific Growth Fund                        July 1, 2007   June 30, 2013
Invesco European Growth Fund                            July 1, 2007   June 30, 2013
Invesco Global Growth Fund                              July 1, 2007   June 30, 2013
Invesco Global Opportunities Fund                      August 1, 2012  June 30, 2013
Invesco Global Select Companies Fund                   August 1, 2012  June 30, 2013
Invesco Global Small & Mid Cap Growth Fund              July 1, 2007   June 30, 2013
Invesco International Growth Fund                       July 1, 2007   June 30, 2013
Invesco International Core Equity Fund                  July 1, 2007   June 30, 2013

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                                 EFFECTIVE DATE   COMMITTED UNTIL
----                                               ------------------ ---------------
Invesco Balanced-Risk Allocation Fund*                May 29, 2009     June 30, 2013
Invesco Balanced-Risk Commodity Strategy Fund**    November 29, 2010   June 30, 2013
Invesco China Fund                                    July 1, 2007     June 30, 2013
Invesco Commodities Strategy Fund***               February 12, 2010   June 30, 2013
Invesco Developing Markets Fund                       July 1, 2007     June 30, 2013
Invesco Emerging Markets Equity Fund                  May 11, 2011     June 30, 2013
Invesco Emerging Market Local Currency Debt Fund     June 14, 2010     June 30, 2013
Invesco Endeavor Fund                                 July 1, 2007     June 30, 2013
Invesco Global Advantage Fund                      February 12, 2010   June 30, 2013
Invesco Global Health Care Fund                       July 1, 2007     June 30, 2013
Invesco Global Markets Strategy Fund               September 25, 2012  June 30, 2013
Invesco International Total Return Fund               July 1, 2007     June 30, 2013
Invesco Pacific Growth Fund                        February 12, 2010   June 30, 2013
Invesco Premium Income Fund                        December 13, 2011   June 30, 2013
Invesco Small Companies Fund                          July 1, 2007     June 30, 2013

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                                 EFFECTIVE DATE   COMMITTED UNTIL
----                                                ----------------- ---------------
Invesco Corporate Bond Fund                         February 12, 2010  June 30, 2013
Invesco Dynamics Fund                                 July 1, 2007     June 30, 2013
Invesco Global Real Estate Fund                       July 1, 2007     June 30, 2013
Invesco High Yield Fund                               July 1, 2007     June 30, 2013
Invesco High Yield Securities Fund                  February 12, 2010  June 30, 2013
Invesco Limited Maturity Treasury Fund                July 1, 2007     June 30, 2013
Invesco Money Market Fund                             July 1, 2007     June 30, 2013
Invesco Municipal Bond Fund                           July 1, 2007     June 30, 2013
Invesco Real Estate Fund                              July 1, 2007     June 30, 2013
Invesco Short Term Bond Fund                          July 1, 2007     June 30, 2013
Invesco U.S. Government Fund                          July 1, 2007     June 30, 2013

--------
* Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
** Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.
*** Advisory fees to be waived by Invesco for Invesco Commodities Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund II, Ltd. Invests.

                                                               Sub-Item 77Q1(e)

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                                EFFECTIVE DATE   COMMITTED UNTIL
----                                               ----------------- ---------------
Invesco American Value Fund                        February 12, 2010  June 30, 2013
Invesco Comstock Fund                              February 12, 2010  June 30, 2013
Invesco Energy Fund                                  July 1, 2007     June 30, 2013
Invesco Gold & Precious Metals Fund                  July 1, 2007     June 30, 2013
Invesco Leisure Fund                                 July 1, 2007     June 30, 2013
Invesco Mid Cap Growth Fund                        February 12, 2010  June 30, 2013
Invesco Small Cap Value Fund                       February 12, 2010  June 30, 2013
Invesco Technology Fund                              July 1, 2007     June 30, 2013
Invesco Technology Sector Fund                     February 12, 2010  June 30, 2013
Invesco Utilities Fund                               July 1, 2007     June 30, 2013
Invesco Value Fund                                 February 12, 2010  June 30, 2013
Invesco Value Opportunities Fund                   February 12, 2010  June 30, 2013

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                                EFFECTIVE DATE   COMMITTED UNTIL
----                                               ----------------- ---------------
Invesco High Yield Municipal Fund                  February 12, 2010  June 30, 2013
Invesco Intermediate Term Municipal Income Fund    February 12, 2010  June 30, 2013
Invesco Municipal Income Fund                      February 12, 2010  June 30, 2013
Invesco New York Tax Free Income Fund              February 12, 2010  June 30, 2013
Invesco Tax-Exempt Cash Fund                         July 1, 2007     June 30, 2013
Invesco Tax-Free Intermediate Fund                   July 1, 2007     June 30, 2013

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

FUND                                                EFFECTIVE DATE   COMMITTED UNTIL
----                                               ----------------- ---------------
Invesco V.I. Balanced-Risk Allocation Fund****     December 22, 2010  June 30, 2013
Invesco V.I. Core Equity Fund                        July 1, 2007     June 30, 2013
Invesco V.I. Diversified Dividend Fund             February 12, 2010  June 30, 2013
Invesco V.I. Diversified Income Fund                 July 1, 2007     June 30, 2013
Invesco V.I. Equally-Weighted S&P 500 Fund         February 12, 2010  June 30, 2013
Invesco V.I. Global Core Equity Fund               February 12, 2010  June 30, 2013
Invesco V.I. Global Health Care Fund                 July 1, 2007     June 30, 2013
Invesco V.I. Global Real Estate Fund                 July 1, 2007     June 30, 2013
Invesco V.I. Government Securities Fund              July 1, 2007     June 30, 2013
Invesco V.I. High Yield Fund                         July 1, 2007     June 30, 2013
Invesco V.I. High Yield Securities Fund            February 12, 2010  June 30, 2013
Invesco V.I. International Growth Fund               July 1, 2007     June 30, 2013
Invesco V.I. Mid Cap Core Equity Fund                July 1, 2007     June 30, 2013
Invesco V.I. Money Market Fund                       July 1, 2007     June 30, 2013
Invesco V.I. S&P 500 Index Fund                    February 12, 2010  June 30, 2013
Invesco V.I. Small Cap Equity Fund                   July 1, 2007     June 30, 2013
Invesco V.I. Technology Fund                         July 1, 2007     June 30, 2013
Invesco V.I. Utilities Fund                          July 1, 2007     June 30, 2013
Invesco Van Kampen V.I. American FranchiseFund     February 12, 2010  June 30, 2013
Invesco Van Kampen V.I. American Value Fund        February 12, 2010  June 30, 2013
Invesco Van Kampen V.I. Comstock Fund              February 12, 2010  June 30, 2013
Invesco Van Kampen V.I. Equity and Income Fund     February 12, 2010  June 30, 2013
Invesco Van Kampen V.I. Growth and Income Fund     February 12, 2010  June 30, 2013
Invesco Van Kampen V.I. Mid Cap Growth Fund        February 12, 2010  June 30, 2013
Invesco Van Kampen V.I. Value Opportunities Fund     July 1, 2007     June 30, 2013

--------
**** Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk
     Allocation Fund also include an amount equal to advisory fees that Invesco receives from any money market fund or similarly pooled cash equivalent investment vehicle advised by Invesco and/or Invesco's affiliates in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                         SHORT-TERM INVESTMENTS TRUST

FUND                                               EFFECTIVE DATE COMMITTED UNTIL
----                                               -------------- ---------------
Government TaxAdvantage Portfolio                   July 1, 2007   June 30, 2013
STIC Prime Portfolio                                July 1, 2007   June 30, 2013
Treasury Portfolio                                  July 1, 2007   June 30, 2013

                               CLOSED-END FUNDS

FUND                                               EFFECTIVE DATE COMMITTED UNTIL
----                                               -------------- ---------------
Invesco Municipal Income Opportunities Trust        June 1, 2010   June 30, 2013
Invesco Municipal Premium Income Trust              June 1, 2010   June 30, 2013
Invesco Quality Municipal Income Trust              June 1, 2010   June 30, 2013
Invesco Quality Municipal Investment Trust          June 1, 2010   June 30, 2013
Invesco Quality Municipal Securities                June 1, 2010   June 30, 2013
Invesco Value Municipal Bond Trust                  June 1, 2010   June 30, 2013
Invesco Value Municipal Income Trust                June 1, 2010   June 30, 2013
Invesco Value Municipal Securities                  June 1, 2010   June 30, 2013
Invesco Value Municipal Trust                       June 1, 2010   June 30, 2013

                                                               SUB-ITEM 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                             (EXPENSE LIMITATIONS)

   This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Municipal Income Opportunities Trust I and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   For the Contractual Limits (listed in Exhibits A - D), Invesco agrees until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A--D. With regard to the Contractual Limits, the Board of Trustees of the Trust and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   For the Contractual Limits, Invesco agrees to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless the Trusts and Invesco have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   For the Voluntary Limits (listed in Exhibits A - D), Invesco agrees that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion after consultation with the Funds' Boards of Trustees. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

   It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

       AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
       AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
       AIM FUNDS GROUP (INVESCO FUNDS GROUP)
       AIM GROWTH SERIES (INVESCO GROWTH SERIES)
       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
       AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST I
       SHORT-TERM INVESTMENTS TRUST
       on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement


       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President

       INVESCO ADVISERS, INC.

       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President
                                                       as of September 25, 2012

                         EXHIBIT "A" - RETAIL FUNDS/1/

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                         CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF  EXPIRATION
FUND                                      VOLUNTARY   LIMITATION    CURRENT LIMIT       DATE
----                                     ------------ ----------  ----------------- -------------
Invesco American Franchise Fund
   Class A Shares                        Contractual      1.05%     May 23, 2011    June 30, 2013
   Class B Shares                        Contractual     1.22%/2/   May 23, 2011    June 30, 2013
   Class C Shares                        Contractual      1.80%     May 23, 2011    June 30, 2013
   Class R Shares                        Contractual      1.30%     May 23, 2011    June 30, 2013
   Class R5 Shares                       Contractual      0.80%     May 23, 2011    June 30, 2013
   Class Y Shares                        Contractual      0.80%     May 23, 2011    June 30, 2013
Invesco California Tax-Free Income Fund
   Class A Shares                        Contractual      1.50%     July 1, 2012    June 30, 2013
   Class B Shares                        Contractual      2.00%     July 1, 2012    June 30, 2013
   Class C Shares                        Contractual      2.00%     July 1, 2012    June 30, 2013
   Class Y Shares                        Contractual      1.25%     July 1, 2012    June 30, 2013
Invesco Core Plus Bond Fund
   Class A Shares                        Contractual      0.75%     June 6, 2011    June 30, 2013
   Class B Shares                        Contractual      1.50%     June 6, 2011    June 30, 2013
   Class C Shares                        Contractual      1.50%     June 6, 2011    June 30, 2013
   Class R Shares                        Contractual      1.00%     June 6, 2011    June 30, 2013
   Class R5 Shares                       Contractual      0.50%     June 6, 2011    June 30, 2013
   Class Y Shares                        Contractual      0.50%     June 6, 2011    June 30, 2013
Invesco Equally-Weighted S&P 500 Fund
   Class A Shares                        Contractual      2.00%     July 1, 2012    June 30, 2013
   Class B Shares                        Contractual      2.75%     July 1, 2012    June 30, 2013
   Class C Shares                        Contractual      2.75%     July 1, 2012    June 30, 2013
   Class R Shares                        Contractual      2.25%     July 1, 2012    June 30, 2013
   Class Y Shares                        Contractual      1.75%     July 1, 2012    June 30, 2013
Invesco Equity and Income Fund
   Class A Shares                        Contractual      1.50%     July 1, 2012    June 30, 2013
   Class B Shares                        Contractual      2.25%     July 1, 2012    June 30, 2013
   Class C Shares                        Contractual      2.25%     July 1, 2012    June 30, 2013
   Class R Shares                        Contractual      1.75%     July 1, 2012    June 30, 2013
   Class R5 Shares                       Contractual      1.25%     July 1, 2012    June 30, 2013
   Class Y Shares                        Contractual      1.25%     July 1, 2012    June 30, 2013
Invesco Floating Rate Fund
   Class A Shares                        Contractual      1.50%    April 14, 2006   June 30, 2013
   Class C Shares                        Contractual      2.00%    April 14, 2006   June 30, 2013
   Class R Shares                        Contractual      1.75%    April 14, 2006   June 30, 2013
   Class R5 Shares                       Contractual      1.25%    April 14, 2006   June 30, 2013
   Class Y Shares                        Contractual      1.25%    October 3, 2008  June 30, 2013
Invesco Global Real Estate Income Fund
   Class A Shares                        Contractual      2.00%     July 1, 2009    June 30, 2013
   Class B Shares                        Contractual      2.75%     July 1, 2009    June 30, 2013
   Class C Shares                        Contractual      2.75%     July 1, 2009    June 30, 2013
   Class R5 Shares                       Contractual      1.75%     July 1, 2009    June 30, 2013
   Class Y Shares                        Contractual      1.75%     July 1, 2009    June 30, 2013
Invesco Growth and Income Fund
   Class A Shares                        Contractual      2.00%     July 1, 2012    June 30, 2013
   Class B Shares                        Contractual      2.75%     July 1, 2012    June 30, 2013
   Class C Shares                        Contractual      2.75%     July 1, 2012    June 30, 2013
   Class R Shares                        Contractual      2.25%     July 1, 2012    June 30, 2013
   Class R5 Shares                       Contractual      1.75%     July 1, 2012    June 30, 2013
   Class Y Shares                        Contractual      1.75%     July 1, 2012    June 30, 2013

See page 14 for footnotes to Exhibit A.

                                                       as of September 25, 2012


                                           CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                        VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                       ------------ ---------- ----------------- -------------
Invesco Pennsylvania Tax Free Income Fund
   Class A Shares                          Contractual     1.50%     July 1, 2012    June 30, 2013
   Class B Shares                          Contractual     2.25%     July 1, 2012    June 30, 2013
   Class C Shares                          Contractual     2.25%     July 1, 2012    June 30, 2013
   Class Y Shares                          Contractual     1.25%     July 1, 2012    June 30, 2013
Invesco S&P 500 Index Fund
   Class A Shares                          Contractual     2.00%     July 1, 2012    June 30, 2013
   Class B Shares                          Contractual     2.75%     July 1, 2012    June 30, 2013
   Class C Shares                          Contractual     2.75%     July 1, 2012    June 30, 2013
   Class Y Shares                          Contractual     1.75%     July 1, 2012    June 30, 2013
Invesco Small Cap Growth Fund
   Class A Shares                          Contractual     2.00%     July 1, 2012    June 30, 2013
   Class B Shares                          Contractual     2.75%     July 1, 2012    June 30, 2013
   Class C Shares                          Contractual     2.75%     July 1, 2012    June 30, 2013
   Class Y Shares                          Contractual     1.75%     July 1, 2012    June 30, 2013
Invesco U.S. Quantitative Core Fund
   Class A Shares                          Contractual     2.00%     July 1, 2012    June 30, 2013
   Class B Shares                          Contractual     2.75%     July 1, 2012    June 30, 2013
   Class C Shares                          Contractual     2.75%     July 1, 2012    June 30, 2013
   Class R Shares                          Contractual     2.25%     July 1, 2012    June 30, 2013
   Class R5 Shares                         Contractual     1.75%     July 1, 2012    June 30, 2013
   Class Y Shares                          Contractual     1.75%     July 1, 2012    June 30, 2013
   Investor Class Shares                   Contractual     2.00%     July 1, 2012    June 30, 2013

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                       VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                      ------------ ---------- ------------------ -------------
Invesco Charter Fund
   Class A Shares                         Contractual     2.00%      July 1, 2009    June 30, 2013
   Class B Shares                         Contractual     2.75%      July 1, 2009    June 30, 2013
   Class C Shares                         Contractual     2.75%      July 1, 2009    June 30, 2013
   Class R Shares                         Contractual     2.25%      July 1, 2009    June 30, 2013
   Class R5 Shares                        Contractual     1.75%      July 1, 2009    June 30, 2013
   Class S Shares                         Contractual     1.90%   September 25, 2009 June 30, 2013
   Class Y Shares                         Contractual     1.75%      July 1, 2009    June 30, 2013
Invesco Constellation Fund
   Class A Shares                         Contractual     2.00%      July 1, 2009    June 30, 2013
   Class B Shares                         Contractual     2.75%      July 1, 2009    June 30, 2013
   Class C Shares                         Contractual     2.75%      July 1, 2009    June 30, 2013
   Class R Shares                         Contractual     2.25%      July 1, 2009    June 30, 2013
   Class R5 Shares                        Contractual     1.75%      July 1, 2009    June 30, 2013
   Class Y Shares                         Contractual     1.75%      July 1, 2009    June 30, 2013
Invesco Disciplined Equity Fund
   Class Y Shares                         Contractual     1.75%     July 14, 2009    June 30, 2013
Invesco Diversified Dividend Fund
   Class A Shares                         Contractual     0.95%     July 18, 2011    June 30, 2013
   Class B Shares                         Contractual     1.70%     July 18, 2011    June 30, 2013
   Class C Shares                         Contractual     1.70%     July 18, 2011    June 30, 2013
   Class R Shares                         Contractual     1.20%     July 18, 2011    June 30, 2013
   Class R5 Shares                        Contractual     0.70%     July 18, 2011    June 30, 2013
   Class Y Shares                         Contractual     0.70%     July 18, 2011    June 30, 2013
   Investor Class Shares                  Contractual     0.95%     July 18, 2011    June 30, 2013

See page 14 for footnotes to Exhibit A.

                                                       as of September 25, 2012


                                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                       VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                      ------------ ---------- ------------------ -------------
Invesco Summit Fund
   Class A Shares                         Contractual     2.00%      July 1, 2009    June 30, 2013
   Class B Shares                         Contractual     2.75%      July 1, 2009    June 30, 2013
   Class C Shares                         Contractual     2.75%      July 1, 2009    June 30, 2013
   Class P Shares                         Contractual     1.85%      July 1, 2009    June 30, 2013
   Class R5 Shares                        Contractual     1.75%      July 1, 2009    June 30, 2013
   Class S Shares                         Contractual     1.90%   September 25, 2009 June 30, 2013
   Class Y Shares                         Contractual     1.75%      July 1, 2009    June 30, 2013

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                          CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF  EXPIRATION
FUND                                       VOLUNTARY   LIMITATION    CURRENT LIMIT       DATE
----                                      ------------ ----------  ----------------- -------------
Invesco European Small Company Fund
   Class A Shares                         Contractual      2.25%     July 1, 2009    June 30, 2013
   Class B Shares                         Contractual      3.00%     July 1, 2009    June 30, 2013
   Class C Shares                         Contractual      3.00%     July 1, 2009    June 30, 2013
   Class Y Shares                         Contractual      2.00%     July 1, 2009    June 30, 2013
Invesco Global Core Equity Fund
   Class A Shares                         Contractual      1.25%     May 23, 2011    June 30, 2013
   Class B Shares                         Contractual     1.52%/2/   May 23, 2011    June 30, 2013
   Class C Shares                         Contractual      2.00%     May 23, 2011    June 30, 2013
   Class R Shares                         Contractual      1.50%     May 23, 2011    June 30, 2013
   Class R5 Shares                        Contractual      1.00%     May 23, 2011    June 30, 2013
   Class Y Shares                         Contractual      1.00%     May 23, 2011    June 30, 2013
Invesco International Small Company Fund
   Class A Shares                         Contractual      2.25%     July 1, 2009    June 30, 2013
   Class B Shares                         Contractual      3.00%     July 1, 2009    June 30, 2013
   Class C Shares                         Contractual      3.00%     July 1, 2009    June 30, 2013
   Class R5 Shares                        Contractual      2.00%     July 1, 2009    June 30, 2013
   Class Y Shares                         Contractual      2.00%     July 1, 2009    June 30, 2013
Invesco Small Cap Equity Fund
   Class A Shares                         Contractual      2.00%     July 1, 2009    June 30, 2013
   Class B Shares                         Contractual      2.75%     July 1, 2009    June 30, 2013
   Class C Shares                         Contractual      2.75%     July 1, 2009    June 30, 2013
   Class R Shares                         Contractual      2.25%     July 1, 2009    June 30, 2013
   Class R5 Shares                        Contractual      1.75%     July 1, 2009    June 30, 2013
   Class Y Shares                         Contractual      1.75%     July 1, 2009    June 30, 2013

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                     ------------ ---------- ----------------- --------------
Invesco Balanced-Risk Retirement 2020
  Fund
   Class A Shares                        Contractual     0.25%   November 4, 2009  April 30, 2013
   Class AX Shares                       Contractual     0.25%   February 12, 2010 April 30, 2013
   Class B Shares                        Contractual     1.00%   November 4, 2009  April 30, 2013
   Class C Shares                        Contractual     1.00%   November 4, 2009  April 30, 2013
   Class CX Shares                       Contractual     1.00%   February 12, 2010 April 30, 2013
   Class R Shares                        Contractual     0.50%   November 4, 2009  April 30, 2013
   Class R5 Shares                       Contractual     0.00%   November 4, 2009  April 30, 2013
   Class RX Shares                       Contractual     0.50%   February 12, 2010 April 30, 2013
   Class Y Shares                        Contractual     0.00%   November 4, 2009  April 30, 2013

See page 14 for footnotes to Exhibit A.

                                                       as of September 25, 2012


                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                     ------------ ---------- ----------------- --------------
Invesco Balanced-Risk Retirement 2030
  Fund
   Class A Shares                        Contractual     0.25%   November 4, 2009  April 30, 2013
   Class AX Shares                       Contractual     0.25%   February 12, 2010 April 30, 2013
   Class B Shares                        Contractual     1.00%   November 4, 2009  April 30, 2013
   Class C Shares                        Contractual     1.00%   November 4, 2009  April 30, 2013
   Class CX Shares                       Contractual     1.00%   February 12, 2010 April 30, 2013
   Class R Shares                        Contractual     0.50%   November 4, 2009  April 30, 2013
   Class R5 Shares                       Contractual     0.00%   November 4, 2009  April 30, 2013
   Class RX Shares                       Contractual     0.50%   February 12, 2010 April 30, 2013
   Class Y Shares                        Contractual     0.00%   November 4, 2009  April 30, 2013
Invesco Balanced-Risk Retirement 2040
  Fund
   Class A Shares                        Contractual     0.25%   November 4, 2009  April 30, 2013
   Class AX Shares                       Contractual     0.25%   February 12, 2010 April 30, 2013
   Class B Shares                        Contractual     1.00%   November 4, 2009  April 30, 2013
   Class C Shares                        Contractual     1.00%   November 4, 2009  April 30, 2013
   Class CX Shares                       Contractual     1.00%   February 12, 2010 April 30, 2013
   Class R Shares                        Contractual     0.50%   November 4, 2009  April 30, 2013
   Class R5 Shares                       Contractual     0.00%   November 4, 2009  April 30, 2013
   Class RX Shares                       Contractual     0.50%   February 12, 2010 April 30, 2013
   Class Y Shares                        Contractual     0.00%   November 4, 2009  April 30, 2013
Invesco Balanced-Risk Retirement 2050
  Fund
   Class A Shares                        Contractual     0.25%   November 4, 2009  April 30, 2013
   Class AX Shares                       Contractual     0.25%   February 12, 2010 April 30, 2013
   Class B Shares                        Contractual     1.00%   November 4, 2009  April 30, 2013
   Class C Shares                        Contractual     1.00%   November 4, 2009  April 30, 2013
   Class CX Shares                       Contractual     1.00%   February 12, 2010 April 30, 2013
   Class R Shares                        Contractual     0.50%   November 4, 2009  April 30, 2013
   Class R5 Shares                       Contractual     0.00%   November 4, 2009  April 30, 2013
   Class RX Shares                       Contractual     0.50%   February 12, 2010 April 30, 2013
   Class Y Shares                        Contractual     0.00%   November 4, 2009  April 30, 2013
Invesco Balanced-Risk Retirement Now
  Fund
   Class A Shares                        Contractual     0.25%   November 4, 2009  April 30, 2013
   Class AX Shares                       Contractual     0.25%   February 12, 2010 April 30, 2013
   Class B Shares                        Contractual     1.00%   November 4, 2009  April 30, 2013
   Class C Shares                        Contractual     1.00%   November 4, 2009  April 30, 2013
   Class CX Shares                       Contractual     1.00%   February 12, 2010 April 30, 2013
   Class R Shares                        Contractual     0.50%   November 4, 2009  April 30, 2013
   Class R5 Shares                       Contractual     0.00%   November 4, 2009  April 30, 2013
   Class RX Shares                       Contractual     0.50%   February 12, 2010 April 30, 2013
   Class Y Shares                        Contractual     0.00%   November 4, 2009  April 30, 2013
Invesco Conservative Allocation Fund
   Class A Shares                        Contractual     1.50%     July 1, 2012    June 30, 2013
   Class B Shares                        Contractual     2.25%     July 1, 2012    June 30, 2013
   Class C Shares                        Contractual     2.25%     July 1, 2012    June 30, 2013
   Class R Shares                        Contractual     1.75%     July 1, 2012    June 30, 2013
   Class R5 Shares                       Contractual     1.25%     July 1, 2012    June 30, 2013
   Class S Shares                        Contractual     1.40%     July 1, 2012    June 30, 2013
   Class Y Shares                        Contractual     1.25%     July 1, 2012    June 30, 2013
Invesco Convertible Securities Fund
   Class A Shares                        Contractual     1.50%     July 1, 2012    June 30, 2013
   Class B Shares                        Contractual     2.25%     July 1, 2012    June 30, 2013
   Class C Shares                        Contractual     2.25%     July 1, 2012    June 30, 2013
   Class R5 Shares                       Contractual     1.25%     July 1, 2012    June 30, 2013
   Class Y Shares                        Contractual     1.25%     July 1, 2012    June 30, 2013

See page 14 for footnotes to Exhibit A.

                                                       as of September 25, 2012


                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                     ------------ ---------- ----------------- --------------
Invesco Global Quantitative Core Fund
   Class A Shares                        Contractual     2.25%     July 1, 2009    June 30, 2013
   Class B Shares                        Contractual     3.00%     July 1, 2009    June 30, 2013
   Class C Shares                        Contractual     3.00%     July 1, 2009    June 30, 2013
   Class R Shares                        Contractual     2.50%     July 1, 2009    June 30, 2013
   Class R5 Shares                       Contractual     2.00%     July 1, 2009    June 30, 2013
   Class Y Shares                        Contractual     2.00%     July 1, 2009    June 30, 2013
Invesco Growth Allocation Fund
   Class A Shares                        Contractual     2.00%     July 1, 2012    June 30, 2013
   Class B Shares                        Contractual     2.75%     July 1, 2012    June 30, 2013
   Class C Shares                        Contractual     2.75%     July 1, 2012    June 30, 2013
   Class R Shares                        Contractual     2.25%     July 1, 2012    June 30, 2013
   Class R5 Shares                       Contractual     1.75%     July 1, 2012    June 30, 2013
   Class S Shares                        Contractual     1.90%     July 1, 2012    June 30, 2013
   Class Y Shares                        Contractual     1.75%     July 1, 2012    June 30, 2013
Invesco Income Allocation Fund
   Class A Shares                        Contractual     0.25%     May 1, 2012     April 30, 2013
   Class B Shares                        Contractual     1.00%     May 1, 2012     April 30, 2013
   Class C Shares                        Contractual     1.00%     May 1, 2012     April 30, 2013
   Class R Shares                        Contractual     0.50%     May 1, 2012     April 30, 2013
   Class R5 Shares                       Contractual     0.00%     May 1, 2012     April 30, 2013
   Class Y Shares                        Contractual     0.00%     May 1, 2012     April 30, 2013
Invesco International Allocation Fund
   Class A Shares                        Contractual     2.25%     May 1, 2012     June 30, 2013
   Class B Shares                        Contractual     3.00%     May 1, 2012     June 30, 2013
   Class C Shares                        Contractual     3.00%     May 1, 2012     June 30, 2013
   Class R Shares                        Contractual     2.50%     May 1, 2012     June 30, 2013
   Class R5 Shares                       Contractual     2.00%     May 1, 2012     June 30, 2013
   Class Y Shares                        Contractual     2.00%     May 1, 2012     June 30, 2013
Invesco Leaders Fund
   Class A Shares                        Contractual     2.25%     July 1, 2012    June 30, 2013
   Class B Shares                        Contractual     3.00%     July 1, 2012    June 30, 2013
   Class C Shares                        Contractual     3.00%     July 1, 2012    June 30, 2013
   Class Y Shares                        Contractual     2.00%     July 1, 2012    June 30, 2013
Invesco Mid Cap Core Equity Fund
   Class A Shares                        Contractual     2.00%     July 1, 2009    June 30, 2013
   Class B Shares                        Contractual     2.75%     July 1, 2009    June 30, 2013
   Class C Shares                        Contractual     2.75%     July 1, 2009    June 30, 2013
   Class R Shares                        Contractual     2.25%     July 1, 2009    June 30, 2013
   Class R5 Shares                       Contractual     1.75%     July 1, 2009    June 30, 2013
   Class Y Shares                        Contractual     1.75%     July 1, 2009    June 30, 2013
Invesco Moderate Allocation Fund
   Class A Shares                        Contractual     1.50%     July 1, 2012    June 30, 2013
   Class B Shares                        Contractual     2.25%     July 1, 2012    June 30, 2013
   Class C Shares                        Contractual     2.25%     July 1, 2012    June 30, 2013
   Class R Shares                        Contractual     1.75%     July 1, 2012    June 30, 2013
   Class R5 Shares                       Contractual     1.25%     July 1, 2012    June 30, 2013
   Class S Shares                        Contractual     1.40%     July 1, 2012    June 30, 2013
   Class Y Shares                        Contractual     1.25%     July 1, 2012    June 30, 2013
Invesco Small Cap Growth Fund
   Class A Shares                        Contractual     2.00%     July 1, 2009    June 30, 2013
   Class B Shares                        Contractual     2.75%     July 1, 2009    June 30, 2013
   Class C Shares                        Contractual     2.75%     July 1, 2009    June 30, 2013
   Class R Shares                        Contractual     2.25%     July 1, 2009    June 30, 2013
   Class R5 Shares                       Contractual     1.75%     July 1, 2009    June 30, 2013
   Class Y Shares                        Contractual     1.75%     July 1, 2009    June 30, 2013
   Investor Class Shares                 Contractual     2.00%     July 1, 2009    June 30, 2013

See page 14 for footnotes to Exhibit A.

                                                       as of September 25, 2012


                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                     ------------ ---------- ----------------- -------------
Invesco U.S. Mortgage Fund
   Class A Shares                        Contractual     1.50%     July 1, 2012    June 30, 2013
   Class B Shares                        Contractual     2.25%     July 1, 2012    June 30, 2013
   Class C Shares                        Contractual     2.25%     July 1, 2012    June 30, 2013
   Class R5 Shares                       Contractual     1.25%     July 1, 2012    June 30, 2013
   Class Y Shares                        Contractual     1.25%     July 1, 2012    June 30, 2013

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                     ------------ ---------- ----------------- -----------------
Invesco Asia Pacific Growth Fund
   Class A Shares                        Contractual     2.25%     July 1, 2009      June 30, 2013
   Class B Shares                        Contractual     3.00%     July 1, 2009      June 30, 2013
   Class C Shares                        Contractual     3.00%     July 1, 2009      June 30, 2013
   Class Y Shares                        Contractual     2.00%     July 1, 2009      June 30, 2013
Invesco European Growth Fund
   Class A Shares                        Contractual     2.25%     July 1, 2009      June 30, 2013
   Class B Shares                        Contractual     3.00%     July 1, 2009      June 30. 2013
   Class C Shares                        Contractual     3.00%     July 1, 2009      June 30, 2013
   Class R Shares                        Contractual     2.50%     July 1, 2009      June 30, 2013
   Class Y Shares                        Contractual     2.00%     July 1, 2009      June 30, 2013
   Investor Class Shares                 Contractual     2.25%     July 1, 2009      June 30, 2013
Invesco Global Growth Fund
   Class A Shares                        Contractual     1.32%   December 19, 2011 December 31, 2012
   Class B Shares                        Contractual     2.07%   December 19, 2011 December 31, 2012
   Class C Shares                        Contractual     2.07%   December 19, 2011 December 31, 2012
   Class R5 Shares                       Contractual     1.07%   December 19, 2011 December 31, 2012
   Class Y Shares                        Contractual     1.07%   December 19, 2011 December 31, 2012
Invesco Global Opportunities Fund
   Class A Shares                        Contractual     1.36%    August 1, 2012     July 31, 2013
   Class C Shares                        Contractual     2.11%    August 1, 2012     July 31, 2013
   Class R Shares                        Contractual     1.61%    August 1, 2012     July 31, 2013
   Class R5 Shares                       Contractual     1.11%    August 1, 2012     July 31, 2013
   Class Y Shares                        Contractual     1.11%    August 1, 2012     July 31, 2013
Invesco Select Opportunities Fund
   Class A Shares                        Contractual     1.51%    August 1, 2012     July 31, 2013
   Class C Shares                        Contractual     2.26%    August 1, 2012     July 31, 2013
   Class R Shares                        Contractual     1.76%    August 1, 2012     July 31, 2013
   Class R5 Shares                       Contractual     1.26%    August 1, 2012     July 31, 2013
   Class Y Shares                        Contractual     1.26%    August 1, 2012     July 31, 2013
Invesco Global Small & Mid Cap Growth
  Fund
   Class A Shares                        Contractual     2.25%     July 1, 2009      June 30. 2013
   Class B Shares                        Contractual     3.00%     July 1, 2009      June 30, 2013
   Class C Shares                        Contractual     3.00%     July 1, 2009      June 30, 2013
   Class R5 Shares                       Contractual     2.00%     July 1, 2009      June 30, 2013
   Class Y Shares                        Contractual     2.00%     July 1, 2009      June 30, 2013
Invesco International Core Equity Fund
   Class A Shares                        Contractual     2.25%     July 1, 2009      June 30. 2013
   Class B Shares                        Contractual     3.00%     July 1, 2009      June 30, 2013
   Class C Shares                        Contractual     3.00%     July 1, 2009      June 30, 2013
   Class R Shares                        Contractual     2.50%     July 1, 2009      June 30, 2013
   Class R5 Shares                       Contractual     2.00%     July 1, 2009      June 30, 2013
   Class Y Shares                        Contractual     2.00%     July 1, 2009      June 30, 2013
   Investor Class Shares                 Contractual     2.25%     July 1, 2009      June 30, 2013

See page 14 for footnotes to Exhibit A.

                                                       as of September 25, 2012


                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                     ------------ ---------- ----------------- -------------
Invesco International Growth Fund
   Class A Shares                        Contractual     1.40%     May 23, 2011    June 30, 2013
   Class B Shares                        Contractual     2.15%     May 23, 2011    June 30, 2013
   Class C Shares                        Contractual     2.15%     May 23, 2011    June 30, 2013
   Class R Shares                        Contractual     1.65%     May 23, 2011    June 30, 2013
   Class R5 Shares                       Contractual     1.15%     May 23, 2011    June 30, 2013
   Class Y Shares                        Contractual     1.15%     May 23, 2011    June 30, 2013

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                       CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                    VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                   ------------ ---------- ----------------- -----------------
Invesco Balanced-Risk Allocation
  Fund/3/
   Class A Shares                      Contractual     2.00%     July 1, 2012      June 30. 2013
   Class B Shares                      Contractual     2.75%     July 1, 2012      June 30, 2013
   Class C Shares                      Contractual     2.75%     July 1, 2012      June 30, 2013
   Class R Shares                      Contractual     2.25%     July 1, 2012      June 30, 2013
   Class R5 Shares                     Contractual     1.75%     July 1, 2012      June 30, 2013
   Class Y Shares                      Contractual     1.75%     July 1, 2012      June 30, 2013
Invesco Balanced-Risk Commodity
  Strategy Fund/4/
   Class A Shares                      Contractual     1.22%   November 29, 2010   June 30. 2014
   Class B Shares                      Contractual     1.97%   November 29, 2010   June 30, 2014
   Class C Shares                      Contractual     1.97%   November 29, 2010   June 30, 2014
   Class R Shares                      Contractual     1.47%   November 29, 2010   June 30, 2014
   Class R5 Shares                     Contractual     0.97%   November 29, 2010   June 30, 2014
   Class Y Shares                      Contractual     0.97%   November 29, 2010   June 30, 2014
Invesco China Fund
   Class A Shares                      Contractual     2.25%     July 1, 2009      June 30, 2013
   Class B Shares                      Contractual     3.00%     July 1, 2009      June 30, 2013
   Class C Shares                      Contractual     3.00%     July 1, 2009      June 30, 2013
   Class R5 Shares                     Contractual     2.00%     July 1, 2009      June 30, 2013
   Class Y Shares                      Contractual     2.00%     July 1, 2009      June 30, 2013
Invesco Developing Markets Fund
   Class A Shares                      Contractual     2.25%     July 1, 2012      June 30. 2013
   Class B Shares                      Contractual     3.00%     July 1, 2012      June 30, 2013
   Class C Shares                      Contractual     3.00%     July 1, 2012      June 30, 2013
   Class R5 Shares                     Contractual     2.00%     July 1, 2012      June 30, 2013
   Class Y Shares                      Contractual     2.00%     July 1, 2012      June 30, 2013
Invesco Emerging Market Local
  Currency Debt Fund
   Class A Shares                      Contractual     1.24%     June 14, 2010   February 28, 2013
   Class B Shares                      Contractual     1.99%     June 14, 2010   February 28, 2013
   Class C Shares                      Contractual     1.99%     June 14, 2010   February 28, 2013
   Class R Shares                      Contractual     1.49%     June 14, 2010   February 28, 2013
   Class Y Shares                      Contractual     0.99%     June 14, 2010   February 28, 2013
   Class R5 Shares                     Contractual     0.99%     June 14, 2010   February 28, 2013
Invesco Emerging Markets Equity Fund
   Class A Shares                      Contractual     1.85%     May 11, 2011    February 28, 2013
   Class C Shares                      Contractual     2.60%     May 11, 2011    February 28, 2013
   Class R Shares                      Contractual     2.10%     May 11, 2011    February 28, 2013
   Class R5 Shares                     Contractual     1.60%     May 11, 2011    February 28, 2013
   Class Y Shares                      Contractual     1.60%     May 11, 2011    February 28, 2013

See page 14 for footnotes to Exhibit A.

                                                       as of September 25, 2012


                                       CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                    VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                   ------------ ---------- ------------------ -----------------
Invesco Endeavor Fund
   Class A Shares                      Contractual     2.00%      July 1, 2009      June 30. 2013
   Class B Shares                      Contractual     2.75%      July 1, 2009      June 30, 2013
   Class C Shares                      Contractual     2.75%      July 1, 2009      June 30, 2013
   Class R Shares                      Contractual     2.25%      July 1, 2009      June 30, 2013
   Class R5 Shares                     Contractual     1.75%      July 1, 2009      June 30, 2013
   Class Y Shares                      Contractual     1.75%      July 1, 2009      June 30, 2013
Invesco Global Health Care Fund
   Class A Shares                      Contractual     2.00%      July 1, 2012      June 30. 2013
   Class B Shares                      Contractual     2.75%      July 1, 2012      June 30, 2013
   Class C Shares                      Contractual     2.75%      July 1, 2012      June 30, 2013
   Class Y Shares                      Contractual     1.75%      July 1, 2012      June 30, 2013
   Investor Class Shares               Contractual     2.00%      July 1, 2012      June 30, 2013
Invesco Global Markets Strategy
  Fund/5/
   Class H1 Shares                     Contractual     2.00%   September 25, 2012 October 31, 2013
Invesco International Total Return
  Fund
   Class A Shares                      Contractual     1.10%     March 31, 2006   February 28, 2013
   Class B Shares                      Contractual     1.85%     March 31, 2006   February 28, 2013
   Class C Shares                      Contractual     1.85%     March 31, 2006   February 28, 2013
   Class R5 Shares                     Contractual     0.85%    October 3, 2008   February 28, 2013
   Class Y Shares                      Contractual     0.85%     March 31, 2006   February 28, 2013
Invesco Pacific Growth Fund
   Class A Shares                      Contractual     2.25%      July 1, 2012      June 30. 2013
   Class B Shares                      Contractual     3.00%      July 1, 2012      June 30, 2013
   Class C Shares                      Contractual     3.00%      July 1, 2012      June 30, 2013
   Class R Shares                      Contractual     2.50%      July 1, 2012      June 30, 2013
   Class R5 Shares                     Contractual     2.00%      July 1, 2012      June 30, 2013
   Class Y Shares                      Contractual     2.00%      July 1, 2012      June 30, 2013
Invesco Premium Income Fund
   Class A Shares                      Contractual     0.89%   December 13, 2011  February 28, 2013
   Class C Shares                      Contractual     1.64%   December 13, 2011  February 28, 2013
   Class R Shares                      Contractual     1.14%   December 13, 2011  February 28, 2013
   Class R5 Shares                     Contractual     0.64%   December 13, 2011  February 28, 2013
   Class Y Shares                      Contractual     0.64%   December 13, 2011  February 28, 2013
Invesco Select Companies Fund
   Class A Shares                      Contractual     2.00%      July 1, 2009      June 30. 2013
   Class B Shares                      Contractual     2.75%      July 1, 2009      June 30, 2013
   Class C Shares                      Contractual     2.75%      July 1, 2009      June 30, 2013
   Class R Shares                      Contractual     2.25%      July 1, 2009      June 30, 2013
   Class R5 Shares                     Contractual     1.75%      July 1, 2009      June 30, 2013
   Class Y Shares                      Contractual     1.75%      July 1, 2009      June 30, 2013

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                           CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                        VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                       ------------ ---------- ----------------- -------------
Invesco Corporate Bond Fund
   Class A Shares                          Contractual     1.50%     July 1, 2012    June 30, 2013
   Class B Shares                          Contractual     2.25%     July 1, 2012    June 30, 2013
   Class C Shares                          Contractual     2.25%     July 1, 2012    June 30, 2013
   Class R Shares                          Contractual     1.75%     July 1, 2012    June 30, 2013
   Class R5 Shares                         Contractual     1.25%     July 1, 2012    June 30, 2013
   Class Y Shares                          Contractual     1.25%     July 1, 2012    June 30, 2013

See page 14 for footnotes to Exhibit A.

                                                       as of September 25, 2012


                                           CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                        VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                       ------------ ---------- ----------------- -------------
Invesco Dynamics Fund
   Class A Shares                          Contractual     2.00%     July 1, 2009    June 30. 2013
   Class B Shares                          Contractual     2.75%     July 1, 2009    June 30, 2013
   Class C Shares                          Contractual     2.75%     July 1, 2009    June 30, 2013
   Class R Shares                          Contractual     2.25%     July 1, 2009    June 30, 2013
   Class R5 Shares                         Contractual     1.75%     July 1, 2009    June 30, 2013
   Class Y Shares                          Contractual     1.75%     July 1, 2009    June 30, 2013
   Investor Class Shares                   Contractual     2.00%     July 1, 2009    June 30. 2013
Invesco Global Real Estate Fund
   Class A Shares                          Contractual     2.00%     July 1, 2009    June 30, 2013
   Class B Shares                          Contractual     2.75%     July 1, 2009    June 30, 2013
   Class C Shares                          Contractual     2.75%     July 1, 2009    June 30, 2013
   Class R Shares                          Contractual     2.25%     July 1, 2009    June 30, 2013
   Class R5 Shares                         Contractual     1.75%     July 1, 2009    June 30, 2013
   Class Y Shares                          Contractual     1.75%     July 1, 2009    June 30, 2013
Invesco High Yield Fund
   Class A Shares                          Contractual     0.89%     June 6, 2011    June 30, 2013
   Class B Shares                          Contractual     1.64%     June 6, 2011    June 30, 2013
   Class C Shares                          Contractual     1.64%     June 6, 2011    June 30, 2013
   Class R5 Shares                         Contractual     0.64%     June 6, 2011    June 30, 2013
   Class Y Shares                          Contractual     0.64%     June 6, 2011    June 30, 2013
   Investor Class Shares                   Contractual     0.89%     June 6, 2011    June 30, 2013
Invesco High Yield Securities Fund
   Class A Shares                          Contractual     1.50%     July 1, 2012    June 30, 2013
   Class B Shares                          Contractual     2.00%     July 1, 2012    June 30, 2013
   Class C Shares                          Contractual     2.10%     July 1, 2012    June 30, 2013
   Class Y Shares                          Contractual     1.25%     July 1, 2012    June 30, 2013
Invesco Limited Maturity Treasury Fund
   Class A Shares                          Contractual     1.50%     July 1, 2012    June 30, 2013
   Class A2 Shares                         Contractual     1.40%     July 1, 2012    June 30, 2013
   Class R5 Shares                         Contractual     1.25%     July 1, 2012    June 30, 2013
   Class Y Shares                          Contractual     1.25%     July 1, 2012    June 30, 2013
Invesco Municipal Bond Fund
   Class A Shares                          Contractual     1.50%     July 1, 2012    June 30, 2013
   Class B Shares                          Contractual     2.25%     July 1, 2012    June 30, 2013
   Class C Shares                          Contractual     2.25%     July 1, 2012    June 30, 2013
   Class Y Shares                          Contractual     1.25%     July 1, 2012    June 30, 2013
   Investor Class Shares                   Contractual     1.50%     July 1, 2012    June 30, 2013
Invesco Real Estate Fund
   Class A Shares                          Contractual     2.00%     July 1, 2012    June 30, 2013
   Class B Shares                          Contractual     2.75%     July 1, 2012    June 30, 2013
   Class C Shares                          Contractual     2.75%     July 1, 2012    June 30, 2013
   Class R Shares                          Contractual     2.25%     July 1, 2012    June 30, 2013
   Class R5 Shares                         Contractual     1.75%     July 1, 2012    June 30, 2013
   Class Y Shares                          Contractual     1.75%     July 1, 2012    June 30, 2013
   Investor Class Shares                   Contractual     2.00%     July 1, 2012    June 30, 2013
Invesco Short Term Bond Fund
   Class A Shares                          Contractual     0.56%     June 6, 2011    June 30, 2013
   Class C Shares                          Contractual     0.91%     March 4, 2009   June 30, 2013
   Class R Shares                          Contractual     0.91%     March 4, 2009   June 30, 2013
   Class R5 Shares                         Contractual     0.41%     March 4, 2009   June 30, 2013
   Class Y Shares                          Contractual     0.41%     March 4, 2009   June 30, 2013

See page 14 for footnotes to Exhibit A.

                                                       as of September 25, 2012


                                           CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                        VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                       ------------ ---------- ----------------- -------------
Invesco U.S. Government Fund
   Class A Shares                          Contractual     1.50%     July 1, 2012    June 30, 2013
   Class B Shares                          Contractual     2.25%     July 1, 2012    June 30, 2013
   Class C Shares                          Contractual     2.25%     July 1, 2012    June 30, 2013
   Class R Shares                          Contractual     1.75%     July 1, 2012    June 30, 2013
   Class R5 Shares                         Contractual     1.25%     July 1, 2012    June 30, 2013
   Class Y Shares                          Contractual     1.25%     July 1, 2012    June 30, 2013
   Investor Class Shares                   Contractual     1.50%     July 1, 2012    June 30, 2013

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                       VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                      ------------ ---------- ----------------- -------------
Invesco American Value Fund
   Class A Shares                         Contractual     1.25%    April 30, 2012   June 30, 2013
   Class B Shares                         Contractual     2.00%    April 30, 2012   June 30, 2013
   Class C Shares                         Contractual     2.00%    April 30, 2012   June 30, 2013
   Class R Shares                         Contractual     1.50%    April 30, 2012   June 30, 2013
   Class R5 Shares                        Contractual     1.00%    April 30, 2012   June 30, 2013
   Class Y Shares                         Contractual     1.00%    April 30, 2012   June 30, 2013
Invesco Comstock Fund
   Class A Shares                         Contractual     2.00%     July 1, 2012    June 30, 2013
   Class B Shares                         Contractual     2.75%     July 1, 2012    June 30, 2013
   Class C Shares                         Contractual     2.75%     July 1, 2012    June 30, 2013
   Class R Shares                         Contractual     2.25%     July 1, 2012    June 30, 2013
   Class R5 Shares                        Contractual     1.75%     July 1, 2012    June 30, 2013
   Class Y Shares                         Contractual     1.75%     July 1, 2012    June 30, 2013
Invesco Energy Fund
   Class A Shares                         Contractual     2.00%     July 1, 2009    June 30, 2013
   Class B Shares                         Contractual     2.75%     July 1, 2009    June 30, 2013
   Class C Shares                         Contractual     2.75%     July 1, 2009    June 30, 2013
   Class R5 Shares                        Contractual     1.75%     July 1, 2009    June 30, 2013
   Class Y Shares                         Contractual     1.75%     July 1, 2009    June 30, 2013
   Investor Class Shares                  Contractual     2.00%     July 1, 2009    June 30, 2013
Invesco Gold & Precious Metals Fund
   Class A Shares                         Contractual     2.00%     July 1, 2009    June 30, 2013
   Class B Shares                         Contractual     2.75%     July 1, 2009    June 30, 2013
   Class C Shares                         Contractual     2.75%     July 1, 2009    June 30, 2013
   Class Y Shares                         Contractual     1.75%     July 1, 2009    June 30, 2013
   Investor Class Shares                  Contractual     2.00%     July 1, 2009    June 30, 2013
Invesco Leisure Fund
   Class A Shares                         Contractual     2.00%     July 1, 2009    June 30, 2013
   Class B Shares                         Contractual     2.75%     July 1, 2009    June 30, 2013
   Class C Shares                         Contractual     2.75%     July 1, 2009    June 30, 2013
   Class R Shares                         Contractual     2.25%     July 1, 2009    June 30, 2013
   Class Y Shares                         Contractual     1.75%     July 1, 2009    June 30, 2013
   Investor Class Shares                  Contractual     2.00%     July 1, 2009    June 30, 2013
Invesco Mid Cap Growth Fund
   Class A Shares                         Contractual     2.00%     July 1, 2012    June 30, 2013
   Class B Shares                         Contractual     2.75%     July 1, 2012    June 30, 2013
   Class C Shares                         Contractual     2.75%     July 1, 2012    June 30, 2013
   Class R Shares                         Contractual     2.25%     July 1, 2012    June 30, 2013
   Class R5 Shares                        Contractual     1.75%     July 1, 2012    June 30, 2013
   Class Y Shares                         Contractual     1.75%     July 1, 2012    June 30, 2013
Invesco Small Cap Value Fund
   Class A Shares                         Contractual     2.00%     July 1, 2012    June 30, 2013
   Class B Shares                         Contractual     2.75%     July 1, 2012    June 30, 2013
   Class C Shares                         Contractual     2.75%     July 1, 2012    June 30, 2013
   Class Y Shares                         Contractual     1.75%     July 1, 2012    June 30, 2013

See page 14 for footnotes to Exhibit A.

                                                       as of September 25, 2012


                                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                       VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                      ------------ ---------- ----------------- -------------
Invesco Technology Fund
   Class A Shares                         Contractual     2.00%     July 1, 2012    June 30, 2013
   Class B Shares                         Contractual     2.75%     July 1, 2012    June 30, 2013
   Class C Shares                         Contractual     2.75%     July 1, 2012    June 30, 2013
   Class R5 Shares                        Contractual     1.75%     July 1, 2012    June 30, 2013
   Class Y Shares                         Contractual     1.75%     July 1, 2012    June 30, 2013
   Investor Class Shares                  Contractual     2.00%     July 1, 2012    June 30, 2013
Invesco Technology Sector Fund
   Class A Shares                         Contractual     2.00%   February 12, 2010 June 30, 2013
   Class B Shares                         Contractual     2.75%   February 12, 2010 June 30, 2013
   Class C Shares                         Contractual     2.75%   February 12, 2010 June 30, 2013
   Class Y Shares                         Contractual     1.75%   February 12, 2010 June 30, 2013
Invesco Utilities Fund
   Class A Shares                         Contractual     1.32%     May 23, 2011    June 30, 2013
   Class B Shares                         Contractual     2.07%     May 23, 2011    June 30, 2013
   Class C Shares                         Contractual     2.07%     May 23, 2011    June 30, 2013
   Class R5 Shares                        Contractual     1.07%     May 23, 2011    June 30, 2013
   Class Y Shares                         Contractual     1.07%     May 23, 2011    June 30, 2013
   Investor Class Shares                  Contractual     1.32%     May 23, 2011    June 30, 2013
Invesco Value Opportunities Fund
   Class A Shares                         Contractual     2.00%     July 1, 2012    June 30, 2013
   Class B Shares                         Contractual     2.75%     July 1, 2012    June 30, 2013
   Class C Shares                         Contractual     2.75%     July 1, 2012    June 30, 2013
   Class R Shares                         Contractual     2.25%     July 1, 2012    June 30, 2013
   Class R5 Shares                        Contractual     1.75%     July 1, 2012    June 30, 2013
   Class Y Shares                         Contractual     1.75%     July 1, 2012    June 30, 2013

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                       VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                      ------------ ---------- ----------------- -------------
Invesco High Yield Municipal Fund
   Class A Shares                         Contractual     1.50%     July 1, 2012    June 30, 2013
   Class B Shares                         Contractual     2.25%     July 1, 2012    June 30, 2013
   Class C Shares                         Contractual     2.25%     July 1, 2012    June 30, 2013
   Class R5 Shares                        Contractual     1.25%     July 1, 2012    June 30, 2013
   Class Y Shares                         Contractual     1.25%     July 1, 2012    June 30, 2013
Invesco Intermediate Term Municipal
  Income Fund
   Class A Shares                         Contractual     0.75%     June 6, 2011    June 30, 2013
   Class B Shares                         Contractual     1.50%     June 6, 2011    June 30, 2013
   Class C Shares                         Contractual     1.50%     June 6, 2011    June 30, 2013
   Class Y Shares                         Contractual     0.50%     June 6, 2011    June 30, 2013
Invesco Municipal Income Fund
   Class A Shares                         Contractual     0.83%     June 6, 2011    June 30, 2013
   Class B Shares                         Contractual     1.58%     June 6, 2011    June 30, 2013
   Class C Shares                         Contractual     1.58%     June 6, 2011    June 30, 2013
   Class Y Shares                         Contractual     0.58%     June 6, 2011    June 30, 2013
Invesco New York Tax Free Income Fund
   Class A Shares                         Contractual     1.50%     July 1, 2012    June 30, 2013
   Class B Shares                         Contractual     2.25%     July 1, 2012    June 30, 2013
   Class C Shares                         Contractual     2.25%     July 1, 2012    June 30, 2013
   Class Y Shares                         Contractual     1.25%     July 1, 2012    June 30, 2013

See page 14 for footnotes to Exhibit A.

                                                       as of September 25, 2012


                                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                       VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                      ------------ ---------- ----------------- -------------
Invesco Tax-Free Intermediate Fund
   Class A Shares                         Contractual     1.50%     July 1, 2012    June 30, 2013
   Class A2 Shares                        Contractual     1.25%     July 1, 2012    June 30, 2013
   Class R5 Shares                        Contractual     1.25%     July 1, 2012    June 30, 2013
   Class Y Shares                         Contractual     1.25%     July 1, 2012    June 30, 2013

/1/ The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.
/4/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.
/5/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund V, Ltd.

                                                       as of September 25, 2012

              EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS/1,2/

                         SHORT-TERM INVESTMENTS TRUST

                                    CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                 VOLUNTARY   LIMITATION   CURRENT LIMIT           DATE
----                                ------------ ----------  -----------------  ------------------
Government & Agency Portfolio
   Cash Management Class            Contractual     0.22%/2/   July 1, 2009     December 31, 2012
   Corporate Class                  Contractual      0.17%     July 1, 2009     December 31, 2012
   Institutional Class              Contractual      0.14%     July 1, 2009     December 31, 2012
   Personal Investment Class        Contractual     0.69%/2/   July 1, 2009     December 31, 2012
   Private Investment Class         Contractual     0.44%/2/   July 1, 2009     December 31, 2012
   Reserve Class                    Contractual     1.01%/2/   July 1, 2009     December 31, 2012
   Resource Class                   Contractual     0.30%/2/   July 1, 2009     December 31, 2012
Government TaxAdvantage Portfolio
   Cash Management Class            Contractual     0.22%/2/   July 1, 2009     December 31, 2012
   Corporate Class                  Contractual      0.17%     July 1, 2009     December 31, 2012
   Institutional Class              Contractual      0.14%     July 1, 2009     December 31, 2012
   Personal Investment Class        Contractual     0.69%/2/   July 1, 2009     December 31, 2012
   Private Investment Class         Contractual     0.39%/2/   July 1, 2009     December 31, 2012
   Reserve Class                    Contractual     1.01%/2/   July 1, 2009     December 31, 2012
   Resource Class                   Contractual     0.30%/2/   July 1, 2009     December 31, 2012
Liquid Assets Portfolio
   Cash Management Class            Contractual     0.22%/2/   July 1, 2009     December 31, 2012
   Corporate Class                  Contractual      0.17%     July 1, 2009     December 31, 2012
   Institutional Class              Contractual      0.14%     July 1, 2009     December 31, 2012
   Personal Investment Class        Contractual     0.69%/2/   July 1, 2009     December 31, 2012
   Private Investment Class         Contractual     0.44%/2/   July 1, 2009     December 31, 2012
   Reserve Class                    Contractual     1.01%/2/   July 1, 2009     December 31, 2012
   Resource Class                   Contractual      0.34%     July 1, 2009     December 31, 2012
STIC Prime Portfolio
   Cash Management Class            Contractual     0.22%/2/   July 1, 2009     December 31, 2012
   Corporate Class                  Contractual      0.17%     July 1, 2009     December 31, 2012
   Institutional Class              Contractual      0.14%     July 1, 2009     December 31, 2012
   Personal Investment Class        Contractual     0.69%/2/   July 1, 2009     December 31, 2012
   Private Investment Class         Contractual     0.44%/2/   July 1, 2009     December 31, 2012
   Reserve Class                    Contractual     1.01%/2/   July 1, 2009     December 31, 2012
   Resource Class                   Contractual     0.30%/2/   July 1, 2009     December 31, 2012
Tax-Free Cash Reserve Portfolio/3/
   Cash Management Class            Contractual     0.33%/2/   July 1, 2009     December 31, 2012
   Corporate Class                  Contractual      0.28%     July 1, 2009     December 31, 2012
   Institutional Class              Contractual      0.25%     July 1, 2009     December 31, 2012
   Personal Investment Class        Contractual     0.80%/2/   July 1, 2009     December 31, 2012
   Private Investment Class         Contractual     0.50%/2/   July 1, 2009     December 31, 2012
   Reserve Class                    Contractual     1.12%/2/   July 1, 2009     December 31, 2012
   Resource Class                   Contractual     0.41%/2/   July 1, 2009     December 31, 2012
Treasury Portfolio
   Cash Management Class            Contractual     0.22%/2/   July 1, 2009     December 31, 2012
   Corporate Class                  Contractual      0.17%     July 1, 2009     December 31, 2012
   Institutional Class              Contractual      0.14%     July 1, 2009     December 31, 2012
   Personal Investment Class        Contractual     0.69%/2/   July 1, 2009     December 31, 2012
   Private Investment Class         Contractual     0.44%/2/   July 1, 2009     December 31, 2012
   Reserve Class                    Contractual     1.01%/2/   July 1, 2009     December 31, 2012
   Resource Class                   Contractual     0.30%/2/   July 1, 2009     December 31, 2012

/1/ The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ The expense limitation also excludes Trustees' fees and federal registration expenses.

                                                       as of September 25, 2012


                    EXHIBIT "C" - VARIABLE INSURANCE FUNDS

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                               CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                            VOLUNTARY   LIMITATION  CURRENT LIMIT         DATE
----                                           ------------ ---------- -----------------  ---------------
Invesco V.I. Balanced-Risk Allocation Fund/1/
   Series I Shares                             Contractual     0.72%    May 15, 2012      June 30, 2013
   Series II Shares                            Contractual     0.97%    May 15, 2012      June 30, 2013
Invesco V.I. Core Equity Fund
   Series I Shares                             Contractual     1.30%   January 1, 2005    April 30, 2013
   Series II Shares                            Contractual     1.45%   January 1, 2005    April 30, 2013
Invesco V.I. Diversified Dividend Fund
   Series I Shares                             Contractual     0.77%    July 1, 2012      April 30, 2013
   Series II Shares                            Contractual     1.02%    July 1, 2012      April 30, 2013
Invesco V.I. Diversified Income Fund
   Series I Shares                             Contractual     0.75%    July 1, 2005      April 30, 2013
   Series II Shares                            Contractual     1.00%    July 1, 2005      April 30, 2013
Invesco V.I. Equally-Weighted S&P 500 Fund
   Series I Shares                             Contractual     2.00%    July 1, 2012      June 30, 2013
   Series II Shares                            Contractual     2.25%    July 1, 2012      June 30, 2013
Invesco V.I. Global Core Equity Fund
   Series I Shares                             Contractual     2.25%    July 1, 2012      June 30, 2013
   Series II Shares                            Contractual     2.50%    July 1, 2012      June 30, 2013
Invesco V.I. Global Health Care Fund
   Series I Shares                             Contractual     1.30%   April 30, 2004     April 30, 2013
   Series II Shares                            Contractual     1.45%   April 30, 2004     April 30, 2013
Invesco V.I. Global Real Estate Fund
   Series I Shares                             Contractual     1.30%   April 30, 2004     April 30, 2013
   Series II Shares                            Contractual     1.45%   April 30, 2004     April 30, 2013
Invesco V.I. Government Securities Fund
   Series I Shares                             Contractual     0.70%    July 1, 2012      April 30, 2013
   Series II Shares                            Contractual     0.95%    July 1, 2012      April 30, 2013
Invesco V.I. High Yield Fund
   Series I Shares                             Contractual     0.80%     May 2, 2011      June 30, 2013

--------
/1/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

                                                       as of September 25, 2012

                                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                              VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                             ------------ ---------- ------------------- ---------------
   Series II Shares                              Contractual     1.05%      May 2, 2011      June 30, 2013
Invesco V.I. High Yield Securities Fund
   Series I Shares                               Contractual     1.50%      July 1, 2012     June 30, 2013
   Series II Shares                              Contractual     1.75%      July 1, 2012     June 30, 2013
Invesco V.I. International Growth Fund
   Series I Shares                               Contractual     2.25%      July 1, 2012     June 30, 2013
   Series II Shares                              Contractual     2.50%      July 1, 2012     June 30, 2013
Invesco V.I. Mid Cap Core Equity Fund
   Series I Shares                               Contractual     1.30%   September 10, 2001  April 30, 2013
   Series II Shares                              Contractual     1.45%   September 10, 2001  April 30, 2013
Invesco V.I. Money Market Fund
   Series I Shares                               Contractual     1.30%    January 1, 2005    April 30, 2013
   Series II Shares                              Contractual     1.45%    January 1, 2005    April 30, 2013
Invesco V.I. S&P 500 Index Fund
   Series I Shares                               Contractual     2.00%      July 1, 2012     June 30, 2013
   Series II Shares                              Contractual     2.25%      July 1, 2012     June 30, 2013
Invesco V.I. Small Cap Equity Fund
   Series I Shares                               Contractual     1.15%      July 1, 2005     April 30, 2013
   Series II Shares                              Contractual     1.40%      July 1, 2005     April 30, 2013
Invesco V.I. Technology Fund
   Series I Shares                               Contractual     1.30%     April 30, 2004    April 30, 2013
   Series II Shares                              Contractual     1.45%     April 30, 2004    April 30, 2013
Invesco V.I. Utilities Fund
   Series I Shares                               Contractual     2.00%      May 1, 2012      June 30, 2013
   Series II Shares                              Contractual     2.25%      May 1, 2012      June 30, 2013
Invesco Van Kampen V.I. American Franchise Fund
   Series I Shares                               Contractual     0.90%      July 1, 2012     June 30, 2014
   Series II Shares                              Contractual     1.15%      July 1, 2012     June 30, 2014
Invesco Van Kampen V.I. American Value Fund
   Series I Shares                               Contractual     2.00%      July 1, 2012     June 30, 2013
   Series II Shares                              Contractual     2.25%      July 1, 2012     June 30, 2013
Invesco Van Kampen V.I. Comstock Fund
   Series I Shares                               Contractual     0.72%      July 1, 2012     April 30, 2013
   Series II Shares                              Contractual     0.97%      July 1, 2012     April 30, 2013

                                                       as of September 25, 2012

                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                               VOLUNTARY   LIMITATION  CURRENT LIMIT         DATE
----                                              ------------ ---------- -----------------  ---------------
Invesco Van Kampen V.I. Equity and Income Fund
   Series I Shares                                Contractual     1.50%    July 1, 2012      June 30, 2013
   Series II Shares                               Contractual     1.75%    July 1, 2012      June 30, 2013
Invesco Van Kampen V.I. Growth and Income Fund
   Series I Shares                                Contractual     0.72%    July 1, 2012      April 30, 2013
   Series II Shares                               Contractual     0.97%    July 1, 2012      April 30, 2013
Invesco Van Kampen V.I. Mid Cap Growth Fund
   Series I Shares                                Contractual     1.09%    July 1, 2012      June 30, 2014
   Series II Shares                               Contractual     1.34%    July 1, 2012      June 30, 2014
Invesco Van Kampen V.I. Value Opportunities Fund
   Series I Shares                                Contractual     1.30%   January 1, 2005    April 30, 2013
   Series II Shares                               Contractual     1.45%   January 1, 2005    April 30, 2013

                                                       as of September 25, 2012


                        EXHIBIT "D" - CLOSED-END FUNDS

                INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST I

                                                CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                             VOLUNTARY   LIMITATION  CURRENT LIMIT          DATE
----                                            ------------ ---------- -----------------  ----------------
Invesco Municipal Income Opportunities Trust I  Contractual     0.67%   August 27, 2012    August 31, 2014

                                                               Sub-Item 77Q1(e)

                                AMENDMENT NO. 6

                                      TO

                     MASTER INVESTMENT ADVISORY AGREEMENT

   This Amendment dated as of July 30, 2012, amends the Master Investment Advisory Agreement (the "Agreement"), dated November 25, 2003, between AIM International Mutual Funds (Invesco International Mutual Funds), a Delaware statutory trust, and Invesco Advisers, Inc., a Delaware corporation.

                             W I T N E S S E T H:

   WHEREAS, the parties agree to amend the Agreement to add Invesco Global Opportunities Fund and the Invesco Global Select Companies Fund;

   NOW, THEREFORE, the parties agree that;

    1. Appendix A and Appendix B to the Agreement are hereby deleted in their entirety and replaced with the following:

                                  "APPENDIX A
                           FUNDS AND EFFECTIVE DATES

NAME OF FUND                                EFFECTIVE DATE OF ADVISORY AGREEMENT
------------                                ------------------------------------
Invesco Asia Pacific Growth Fund                     November 25, 2003
Invesco European Growth Fund                         November 25, 2003
Invesco Global Growth Fund                           November 25, 2003
Invesco Global Opportunities Fund                      July 30, 2012
Invesco Global Select Companies Fund                   July 30, 2012
Invesco Global Small & Mid Cap Growth Fund           November 25, 2003
Invesco International Core Equity Fund               November 25, 2003
Invesco International Growth Fund                    November 25, 2003

                                  APPENDIX B
                          COMPENSATION TO THE ADVISOR

   The Trust shall pay the Advisor, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

                       INVESCO ASIA PACIFIC GROWTH FUND
                         INVESCO EUROPEAN GROWTH FUND
                       INVESCO INTERNATIONAL GROWTH FUND

                        NET ASSETS          ANNUAL RATE
                        ----------          -----------
                        First $250 million.    0.935%
                        Next $250 million..    0.91%
                        Next $500 million..    0.885%
                        Next $1.5 billion..    0.86%
                        Next $2.5 billion..    0.835%
                        Next $2.5 billion..    0.81%
                        Next $2.5 billion..    0.785%
                        Over $10 billion...    0.76%

                          INVESCO GLOBAL GROWTH FUND
                       INVESCO GLOBAL OPPORTUNITIES FUND
                     INVESCO GLOBAL SELECT COMPANIES FUND
                  INVESCO GLOBAL SMALL & MID CAP GROWTH FUND

                        NET ASSETS          ANNUAL RATE
                        ----------          -----------
                        First $250 million.    0.80%
                        Next $250 million..    0.78%
                        Next $500 million..    0.76%
                        Next $1.5 billion..    0.74%
                        Next $2.5 billion..    0.72%
                        Next $2.5 billion..    0.70%
                        Next $2.5 billion..    0.68%
                        Over $10 billion...    0.66%

                    INVESCO INTERNATIONAL CORE EQUITY FUND

                        NET ASSETS          ANNUAL RATE
                        ----------          -----------
                        First $500 million.    0.75%
                        Next $500 million..    0.65%
                        From $1 billion....    0.55%
                        From $2 billion....    0.45%
                        From $4 billion....    0.40%
                        From $6 billion....    0.375%
                        From $8 billion....    0.35%"

    2. In all other respects, the Agreement is hereby confirmed and remains in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers on the date first written above.

                                             AIM INTERNATIONAL MUTUAL FUNDS
                                       (INVESCO INTERNATIONAL MUTUAL FUNDS)

Attest:  /s/ Peter A. Davidson    By:  /s/ John M. Zerr
         -----------------------       ------------------------------------
         Assistant Secretary           John M. Zerr
                                       Senior Vice President

(SEAL)

                                                   INVESCO ADVISERS, INC.

Attest:  /s/ Peter A. Davidson    By:  /s/ John M. Zerr
         -----------------------       -----------------------------------
         Assistant Secretary           John M. Zerr
                                       Senior Vice President

(SEAL)

                                                                        77Q1(e)

                                AMENDMENT NO. 7

                                      TO

                     MASTER INVESTMENT ADVISORY AGREEMENT

   This Amendment dated as of September 24, 2012, amends the Master Investment Advisory Agreement (the "Agreement"), dated November 25, 2003, between AIM International Mutual Funds (Invesco International Mutual Funds), a Delaware statutory trust, and Invesco Advisers, Inc., a Delaware corporation.

                             W I T N E S S E T H:

   WHEREAS, the parties agree to amend the Agreement to change the name of Invesco Global Select Companies Fund to Invesco Select Opportunities Fund;

   NOW, THEREFORE, the parties agree that;

    1. Appendix A and Appendix B to the Agreement are hereby deleted in their entirety and replaced with the following:

                                  "APPENDIX A
                           FUNDS AND EFFECTIVE DATES

NAME OF FUND                                EFFECTIVE DATE OF ADVISORY AGREEMENT
------------                                ------------------------------------
Invesco Asia Pacific Growth Fund                     November 25, 2003
Invesco European Growth Fund                         November 25, 2003
Invesco Global Growth Fund                           November 25, 2003
Invesco Global Opportunities Fund                    July 30, 2012
Invesco Global Small & Mid Cap Growth Fund           November 25, 2003
Invesco International Core Equity Fund               November 25, 2003
Invesco International Growth Fund                    November 25, 2003
Invesco Select Opportunities Fund                    July 30, 2012

                                  APPENDIX B
                          COMPENSATION TO THE ADVISOR

   The Trust shall pay the Advisor, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

                       INVESCO ASIA PACIFIC GROWTH FUND
                         INVESCO EUROPEAN GROWTH FUND
                       INVESCO INTERNATIONAL GROWTH FUND

                        NET ASSETS          ANNUAL RATE
                        ----------          -----------
                        First $250 million.    0.935%
                        Next $250 million..    0.91%
                        Next $500 million..    0.885%
                        Next $1.5 billion..    0.86%
                        Next $2.5 billion..    0.835%
                        Next $2.5 billion..    0.81%
                        Next $2.5 billion..    0.785%
                        Over $10 billion...    0.76%

                          INVESCO GLOBAL GROWTH FUND
                       INVESCO GLOBAL OPPORTUNITIES FUND
                  INVESCO GLOBAL SMALL & MID CAP GROWTH FUND
                       INVESCO SELECT OPPORTUNITIES FUND

                        NET ASSETS          ANNUAL RATE
                        ----------          -----------
                        First $250 million.    0.80%
                        Next $250 million..    0.78%
                        Next $500 million..    0.76%
                        Next $1.5 billion..    0.74%
                        Next $2.5 billion..    0.72%
                        Next $2.5 billion..    0.70%
                        Next $2.5 billion..    0.68%
                        Over $10 billion...    0.66%

                    INVESCO INTERNATIONAL CORE EQUITY FUND

                        NET ASSETS          ANNUAL RATE
                        ----------          -----------
                        First $500 million.    0.75%
                        Next $500 million..    0.65%
                        From $1 billion....    0.55%
                        From $2 billion....    0.45%
                        From $4 billion....    0.40%
                        From $6 billion....    0.375%
                        From $8 billion....    0.35%"

       2. In all other respects, the Agreement is hereby confirmed and remains in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers on the date first written above.

                                                 AIM INTERNATIONAL MUTUAL FUNDS
                                           (INVESCO INTERNATIONAL MUTUAL FUNDS)

Attest:  Peter A. Davidson                By:  /s/ John M. Zerr
         -------------------------------       --------------------------------
         Assistant Secretary                   John M. Zerr
                                               Senior Vice President

(SEAL)

                                                        INVESCO ADVISERS, INC.

Attest:  Peter A. Davidson                By:  /s/ John M. Zerr
         -------------------------------       --------------------------------
         Assistant Secretary                   John M. Zerr
                                               Senior Vice President

(SEAL)

                                                               Sub-Item 77Q1(e)

                                AMENDMENT NO. 3

                                      TO

           MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS

   This Amendment dated as of July 30, 2012, amends the Master Intergroup Sub-Advisory Contract for Mutual Funds (the "Contract"), dated May 1, 2008, between Invesco Advisers, Inc. (the "Adviser"), on behalf of AIM International Mutual Funds (Invesco International Mutual Funds), and each of Invesco Canada Ltd., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Ltd., Invesco Australia Limited, Invesco Hong Kong Limited and Invesco Senior Secured Management, Inc. (each a "Sub-Adviser" and, collectively, the "Sub-Advisers").

                             W I T N E S S E T H:

   WHEREAS, the parties agree to amend the Agreement to change the name of Invesco Global Select Companies Fund to Invesco Select Opportunities Fund;

   NOW, THEREFORE, the parties agree that;

    1. Exhibit A to the Contract is hereby deleted in its entirety and replaced with the following:

                                  "EXHIBIT A
                                     FUNDS

             Invesco Asia Pacific Growth Fund
             Invesco European Growth Fund
             Invesco Global Growth Fund
             Invesco Global Opportunities Fund
             Invesco Global Small & Mid Cap Growth Fund
             Invesco International Core Equity Fund
             Invesco International Growth Fund
             Invesco Select Opportunities Fund"

    2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

                                          INVESCO ADVISERS, INC.

                                          Adviser

                                          By:     /s/ John M. Zerr
                                                  ------------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

                                          INVESCO CANADA LTD.

                                          Sub-Adviser

                                          By:     /s/ Eric Adelson
                                                  ------------------------------
                                          Name:   Eric Adelson
                                          Title:  Senior Vice President

                                          By:     /s/ Julianna Ahn
                                                  ------------------------------
                                          Name:   Julianna Ahn
                                          Title:  Assistant Secretary

                                          INVESCO ASSET MANAGEMENT
                                          DEUTSCHLAND GMBH

                                          Sub-Adviser

                                          By:     /s/ Michael Ballhausen
                                                  ------------------------------
                                          Name:   Michael Ballhausen
                                          Title:  Managing Director

                                          INVESCO ASSET MANAGEMENT LIMITED

                                          Sub-Adviser

                                          By:     /s/ GJ Proudfoot
                                                  ------------------------------
                                          Name:   GJ Proudfoot
                                          Title:  Director

                                          INVESCO ASSET MANAGEMENT (JAPAN) LTD.

                                          Sub-Adviser

                                          By:     /s/ Masakazu Hasegawa
                                                  ------------------------------
                                          Name:   Masakazu Hasegawa
                                          Title:  Managing Director

                                     INVESCO AUSTRALIA LIMITED

                                     Sub-Adviser

                                     By:     /s/ Nick Burrell / /s/ Mark Yesberg
                                     Name:   Nick Burrell / Mark Yesberg
                                     Title:  Director / Company Secretary

                                         INVESCO HONG KONG LIMITED

                                         Sub-Adviser

                                         By:     /s/ Desmond Ng / /s/ Gracie Liu
                                         Name:   Desmond Ng / Gracie Lie
                                         Title:  Director / Director

                                          INVESCO SENIOR SECURED
                                          MANAGEMENT, INC.

                                          Sub-Adviser

                                          By:     /s/ Jeffrey H. Kupor
                                          Name:   Jeffrey H. Kupor
                                          Title:  Secretary and General Counsel